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                                                                    EXHIBIT 99.3


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Verisity Ltd. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles G. Alvarez, Vice President of Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S). 1350, as adopted pursuant to (S). 906 of The Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 10, 2002                             /s/ Charles G. Alvarez
-----------------------------                      -----------------------------
                                                   Charles G. Alvarez
                                                   Vice President of Finance and
                                                   Administration and Chief
                                                   Financial Officer